UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2012

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 28, 2012, Riverbed Technology, Inc. (“Riverbed”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among OPNET Technologies, Inc. (“OPNET”), Octagon Acquisition Corp., a newly formed wholly owned subsidiary of Riverbed (“Acquisition Sub”) and Riverbed, pursuant to which Acquisition Sub will, on the terms and subject to the conditions thereof, commence an exchange offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001, of OPNET (“OPNET Common Stock”) in exchange for consideration, per share of OPNET Common Stock, comprised of: (i) $36.55, net to the seller in cash (the “Cash Consideration”); and (ii) 0.2774 of a share of Riverbed common stock, par value $0.0001 (the “Stock Consideration” and, together with the Cash Consideration, the “Offer Price”), without interest. Following consummation of the Offer, on the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into OPNET with OPNET surviving as a wholly-owned subsidiary of Riverbed (the “Merger”). Upon the Merger being effective, shares of OPNET Common Stock not tendered and accepted pursuant to the Offer (other than shares of OPNET Common Stock owned directly or indirectly by OPNET, Riverbed or Acquisition Sub, or any of their respective subsidiaries, or shares of OPNET Common Stock as to which appraisal rights have been perfected in accordance with applicable law), will be cancelled and converted into the right to receive the Offer Price. Upon consummation of the Merger: (i) OPNET’s outstanding options will be converted into equity awards of Riverbed on substantially equivalent terms; and (ii) OPNET’s outstanding restricted stock and restricted stock units will be assumed by Riverbed and converted into the right to receive the Offer Price on substantially equivalent terms.

Consummation of the Offer is subject to various conditions set forth in the Merger Agreement, including, among others: (i) at least a majority of shares of OPNET Common Stock then outstanding (calculated on a fully-diluted basis) being tendered in the Offer; (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of any Company Material Adverse Effect; (iv) the registration statement for Riverbed’s common stock issuable in connection with the Offer and the Merger being declared effective by the Securities and Exchange Commission (the “SEC”); and (v) the receipt by Rectangle of sufficient proceeds to consummate the Offer.

The Offer will expire at midnight, New York time, on the 20th business day following the commencement date of the Offer, unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the SEC.

In the Merger Agreement, OPNET has granted Acquisition Sub a “top-up” option to purchase OPNET Common Stock equal to the lesser of the: (i) number of shares of OPNET Common Stock that, when added to shares of OPNET Common Stock already purchased by Parent or Acquisition Sub pursuant to the Offer, would equal one share more than 90% of outstanding OPNET Common Stock on a fully-diluted basis; or (ii) aggregate number of shares of OPNET Common Stock that Octagon is authorized to issue under its certificate of incorporation that are not issued and outstanding at the time the option is exercised. The aggregate purchase price payable for the shares of OPNET Common Stock being purchased pursuant to the top-up option shall be determined by multiplying the number of such shares by the Offer Price (which, for these purposes, shall be equal to: (a) the Cash Consideration; plus (b) the dollar amount determined by multiplying the Stock Consideration by the average of the closing sale prices of a share of Riverbed common stock as reported on the Nasdaq Global Select Market for each of the 10 consecutive trading days prior to the date on which the top-up option is exercised).

The Merger Agreement contains customary representations and warranties and covenants by the parties, including, among other things, a “no-shop” restriction on the ability of OPNET to solicit third party proposals relating to alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain limited exceptions to permit OPNET’s board of directors to comply with its fiduciary duties. The Merger Agreement also contains customary termination rights for each of Riverbed and OPNET. In addition, if the Merger Agreement is terminated under certain circumstances OPNET will be required to pay Riverbed a termination fee of $37,500,000. If the Merger Agreement is terminated under other circumstances, Riverbed will be required to pay OPNET a termination fee of $25,000,000.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Riverbed or OPNET. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by OPNET to Riverbed in connection with the signing of the Merger Agreement. This confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Riverbed and OPNET rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Riverbed or OPNET.

The Tender and Support Agreements

Concurrently with the execution of the Merger Agreement, OPNET’s founders, Alain J. Cohen and Marc A. Cohen, entered into tender and support agreements with Riverbed (the “Tender and Support Agreements”) pursuant to which they each agreed, among other things to: (i) tender all of their shares of OPNET Common Stock in the Offer; (ii) vote their shares of OPNET common stock for approval of the Merger; (iii) vote their shares of OPNET Common Stock against any alternative transaction with respect to OPNET, on the terms and subject to the conditions set forth therein; and (iv) vote their shares of OPNET Common Stock against any other action that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the offer, merger or other transactions contemplated thereby. There are approximately 7,437,772 shares of OPNET Common Stock (representing approximately 32.6% of the outstanding shares of OPNET Common Stock (on a fully-diluted basis)) subject to the Tender and Support Agreements.

The foregoing description of the Tender and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Tender and Support Agreements, a form of which is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Item 7.01.	Regulation FD Disclosure.

On October 29, 2012, Riverbed and OPNET issued a joint press release announcing that they have entered into the Merger Agreement. A copy of the joint press release of Riverbed and OPNET announcing the execution of the Merger Agreement is included here as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Riverbed under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 8.01.	Other Events.

On October 28, 2012, in connection with entering into the Merger Agreement, Riverbed entered into a commitment letter with Morgan Stanley Senior Funding, Inc. and Goldman Sachs Bank USA (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide to Riverbed a three-year senior secured bridge term loan facility in the amount of up to $500,000,000 to be available to fund a portion of the cash consideration of the Offer Price to be paid by Riverbed in the Offer. The commitment is subject to customary closing conditions, including the consummation of the Offer. Riverbed plans to arrange long-term debt financing in lieu of the three-year senior secured bridge term loan to fund such portion of the Offer Price.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 28, 2012, by and among Riverbed, Octagon Acquisition Corp. and OPNET

99.1	Form of Tender and Support Agreement

99.2	Joint Press Release of Riverbed and OPNET issued on October 29, 2012

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Riverbed hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to: (i) statements about the benefits of the exchange offer and the merger; (ii) future financial and operating results following the exchange offer and the merger; (iii) the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; (iv) the competitive position and opportunities of the combined company; (v) the impact of the exchange offer and the merger on the market for the combined company’s products; and (vi) the timing of the completion of the exchange offer and the merger. In addition, words such as “anticipate,” “believes,” “budget,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of Riverbed’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Riverbed. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to: (a) risks related to the integration of OPNET into Riverbed and the anticipated future benefits resulting from the acquisition of OPNET; (b) Riverbed’s or the combined company’s ability to react to trends and challenges in our business and the markets in which we operate; (c) Riverbed’s or the combined company’s ability to anticipate market needs or develop new or enhanced products to meet those needs; (d) the adoption rate of Riverbed’s or the combined company’s products; (e) Riverbed’s or the combined company’s ability to establish and maintain successful relationships with our distribution partners; (f) our ability to compete in our industry; (g) fluctuations in demand, sales cycles and prices for Riverbed’s or the combined company’s products and services; (h) shortages or price fluctuations in Riverbed’s or the combined company’s supply chain; (i) Riverbed’s or the combined company’s ability to protect intellectual property rights; (j) general political, economic and market conditions and events; (k) difficulties encountered in integrating Riverbed’s and OPNET’s businesses and technologies; (l) the expense and impact of legal proceedings; and (m) other risks and uncertainties described more fully in Riverbed’s and OPNET’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this document are based on information available as of the date hereof, and Riverbed assumes no obligation to update these forward-looking statements. Riverbed reserves the right to modify future business or product plans at any time.

Additional Information and Where to Find It

The exchange offer for the outstanding shares of OPNET referenced in this document has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of OPNET, nor is it a substitute for the registration statement and exchange offer materials that Riverbed and its acquisition subsidiary will file with the U.S. Securities and Exchange Commission (the “SEC”) upon commencement of the exchange offer. At the time the offer is commenced, Riverbed and its acquisition subsidiary will file exchange offer materials on Schedule TO and a registration statement on Form S-4 with the SEC, and OPNET will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. The exchange offer materials (including a Prospectus/Offer to Exchange, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement will contain important information. Holders of shares of OPNET are urged to read these documents when they become available because they will contain important information that holders of OPNET securities should consider before making any decision regarding tendering their securities. The Prospectus/Offer to Exchange, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of OPNET at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s web site at www.sec.gov. Free copies of these documents will be made available by Riverbed by mail to Riverbed, 199 Fremont Street, San Francisco, CA 94105, Attention: Investor Relations.

In addition to the Prospectus/Offer to Exchange, the related Letter of Transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, Riverbed and OPNET file annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by Riverbed or OPNET at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Riverbed’s and OPNET’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: October 29, 2012	By:	/s/ Randy Gottfried
Randy Gottfried
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated October 28, 2012, by and among Riverbed, Octagon Acquisition Corp. and OPNET

99.1	Form of Tender and Support Agreement

99.2	Joint Press Release of Riverbed and OPNET issued on October 29, 2012

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Riverbed hereby undertakes to furnish supplementally copies of any omitted schedules and exhibits upon request by the SEC.